Liquidity	12 Months Ended
Mar. 31, 2024
Liquidity [Abstract]
Liquidity

Note 2 — Liquidity

In assessing the Company’s liquidity, the Company monitors and evaluates its cash and cash equivalent and its operating and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations.

As of March 31, 2024, the Company had a working capital in an amount of HKD 22,134,031 (US$2,828,306) and generated a positive cash flow from its operating activities in an amount of HKD 4,922,659 (US$629,023). To continue to sustain its ability to support the Company’s operation, the Company considered supplementing its sources of funding through the following:

-	cash and cash equivalents generated from operations; and

-	the Company seeks financing via public offering by the sales of 1,250,000 ordinary shares at an assumed public offering price between $4.00 and $6.00. The gross proceeds from the offering will be between $5,000,000 and $7,500,000 before deducting any underwriter discounts or offering expenses.

Based on the above considerations, management believes that the Company has sufficient funds to meet its operating and capital expenditure needs and obligations in the next 12 months. However, there is no assurance that the Company will be successful in implementing the foregoing plans or additional financing will be available to the Company on commercially reasonable terms. There are a number of factors that could potentially arise that could undermine the Company’s plans such as (i) changes in the demand for the Company’s services, (ii) government policies, and (iii) economic conditions in Hong Kong SAR and worldwide. The Company’s inability to secure needed financing when required may require material changes to the Company’s business plan and could have a material impact on the Company’s financial conditions and result of operations.